UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4338

HERITAGE CAPITAL APPRECIATION TRUST

(Exact name of registrant as specified in charter)

880 Carillon Parkway St. Petersburg, FL	33716

(Address of principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (727) 573-3800

RICHARD K. RIESS, PRESIDENT

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and address of agent for service)

Copy to:

CLIFFORD J. ALEXANDER, ESQ.

Kirkpatrick & Lockhart LLP

1800 Massachusetts Avenue, NW

Washington, D.C. 20036

Date of fiscal year end: August 31

Date of reporting period: February 29, 2004

Item 1.	Reports to Shareholders

# Capital Appreciation Trust

*The Intelligent Creation of Wealth*

## Semiannual Report

(Unaudited) and Investment Performance
Review for the Six-Month Period Ended
February 29, 2004

Heritage
FAMILY OF FUNDS™

March 30, 2004

Dear Fellow Shareholders:

It is my pleasure to report to you on investment results for the Heritage Capital Appreciation Trust (the “Fund”) for the first half of the 2004 fiscal year. The table below presents the Fund’s Class A shares returns(a), for various periods ended February 29, 2004:

Average Annual Returns
Class A shares(a)	6-months	1-year	5-years	10-years	Life
With front-end sales charge	+2.93%	+29.83%	+1.77%	+11.30%	+11.55%
Without front-end sales charge	+8.07%	+36.30%	+2.76%	+11.84%	+11.85%

Performance numbers quoted for Class A shares are first shown reflecting the maximum front-end sales charge of 4.75% and then shown without the imposition of a front-end or contingent deferred sales charge. As evident, if reflected, the imposition of a front-end or contingent deferred sales charge would reduce the performance. The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please remember, past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance please visit our website at www.HeritageFunds.com.

As you will see from the following letter from Herb Ehlers, Chief Investment Officer of Goldman Sachs Asset Management LP, and his portfolio management team, your Fund achieved positive absolute performance during the time period covered by this report. The Fund benefited from stock holdings in the media, internet, telecommunications, and lodging industries. Nevertheless, the Fund lagged its benchmark index (the S&P 500 Index), which was driven higher over the past six months by stocks which generally did not meet the portfolio management team’s criteria for high-quality, long-term investments. The letter that follows provides more specific information on the factors that contributed to the Fund’s performance.

Please call your financial advisor or Heritage at (800) 421-4184 if you have any questions. On behalf of Heritage, I thank you for your continuing support of the Heritage Capital Appreciation Trust.

Sincerely,

Richard K. Riess

President

(a)	All returns include the effect of reinvesting dividends. Returns for the six-month period are total returns and are not annualized. The 1-, 5-, 10-year and life are annualized returns. Class A shares were first offered on December 12, 1985. For more complete information, including investment objective, fees, risks and expenses, contact your financial advisor or call Heritage Family of Funds at (800) 421-4184 for a prospectus.

February 27, 2004

Dear Fellow Shareholders:

At the beginning of a new year we are often asked for our economic forecast or predictions on specific sectors of the economy. Investors that know us and our philosophy will not be surprised to hear that we generally do not make macroeconomic predictions. We eschew making near-term macro calls and sector bets because we believe that an investment strategy based on them is very difficult to rely on over a long period of time. While some investors have pursued this strategy successfully over shorter periods of time, we believe this somewhat frantic investment style can result in significant volatility with unreliable results. Conversely, our investment philosophy remains rooted in the principle of participating in the wealth creation of growth companies over a long period of time. Analyzing the manner in which we have generated long-term returns for our clients substantiates that philosophy, as stock selection, rather than sector weightings, has generated virtually all of our returns.

Notwithstanding our view on economic forecasting, we do rely on one critical macroeconomic forecast that allows us to apply our investment philosophy over the long run. So without much fanfare, here is our 2004 long-term macroeconomic forecast(a):

We remain bullish on the long-term growth of capitalism and the continued expansion of human freedom around the world.

There should be no surprise that this is the same macroeconomic forecast on which we have been relying since we began managing the Heritage Capital Appreciation Trust (the “Fund”) in 1985. Beginning with this basic forecast allows us to be long-term investors. Without making that assumption, investors essentially become traders hoping to make a quick profit before the next calamity wipes away their gains.

The Fund enjoyed strong absolute performance, while relative performance versus its benchmark, the Standard and Poor’s 500 Composite Stock Price Index(b) (“S&P 500 Index” or “Index”), lagged for the six-month period ended February 29, 2004 represented by this report. Despite relative underperformance over the short-term, the Fund has outperformed the S&P 500 Index over the past five- and ten-year annualized periods.

For the six-month period ended February 29, 2004, the Fund’s Class A shares returned 8.07%(c) versus 14.59% for the S&P 500 Index. For the one-year period ended February 29, 2004, the Class A shares of the Fund climbed 36.30%(c) compared to 38.52% for the Index. For the three-year period ended February 29, 2004, the Class A shares of the Fund were down 3.46%(c) compared to a decline of 1.04% for the S&P 500 Index. The results for the five- and ten-year periods ended February 29, 2004 are strong. For the five-year annualized period, the Class A shares of our Fund returned 2.76%(c) compared to -0.12% for the S&P 500 Index. Over the past ten years, the Fund’s Class A shares returned an average of 11.84%(c) per year, versus 11.35% for the Index. These performance numbers do not reflect front-end or contingent deferred sales charges and if reflected, these charges would reduce the performance quoted. Also, the performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please remember, past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance please visit the Heritage website at www.HeritageFunds.com.

(a) The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future.

(b) The S&P 500 is an unmanaged index of 500 widely held stocks that are considered representative of the U.S. stock market. Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance.

(c) All returns include the effect of reinvesting dividends. Returns for the six-month period are total returns and are not annualized. The 1-, 5-, 10-year periods and life are annualized returns. For more complete information, including investment objective, fees, risks and expenses, contact your financial advisor or call Heritage Family of Funds at (800) 421-4184 for a prospectus.

The Fund’s results versus comparable large growth managers continue to be impressive. For the overall period ended February 29, 2004, the Fund’s Class A shares were rated(d) 4-stars. This proprietary rating by Morningstar Inc.(e) reflects risk adjusted performance among a total of 975 large growth category funds. The Fund was also rated(d) by Morningstar with 3-stars for the three-year period, 4-stars for the five-year period, and 5-stars for the 10-year period ended February 29, 2004, when compared to a universe of 975, 630 and 221 large growth funds, respectively.

Low Quality Rally

In the past six-months, the Fund had strong absolute performance across all sectors. However, we lagged the benchmark because the market’s recent rally has been led by the more speculative, aggressive stocks that had fallen the most in the last three years. These are companies in which we choose not to invest, as most of them do not meet our criteria for high-quality, long-term growth investments. Our disciplined investment philosophy is to buy high-quality growth companies with a strong business franchise, free cash flow, recurring revenue, favorable long-term prospects, excellent management and strong financials. We are long-term investors and believe that the companies we own will ultimately come out on top and outperform over the full market cycle.

Portfolio Review:

Gaming and Lodging

The solid performance of both Cendant Corp. and Harrah’s Entertainment, Inc., two of our consumer discretionary businesses, aided returns. Cendant’s stock price steadily climbed throughout the period in response to an improving travel environment and continued strength in real estate. The company’s balance of businesses between real estate and travel has a natural hedge to the economic cycle because typically the interest rate sensitive real estate business is strong when the economically sensitive travel business is weak. Cendant owns dominant franchises within both business segments; virtually all of its businesses, which include Days Inn, Avis, and Century 21, are leaders within their respective industries. In the case of Harrah’s, the market took a decidedly more positive view on the company during the period. Even though 2003 saw significant tax increases in several of Harrah’s markets, as state legislatures were faced with significant budget shortfalls, it appears that the tax increase momentum is behind the company as there is no longer pending legislation in any remaining state. As a result, many analysts’ earnings forecasts have improved.

Local Media

While many of our media companies had strong performance during the period, companies that are exposed to the local advertising and radio markets experienced difficulty. The market maintained its negative view on radio due to disappointing pacings and slow to recover local advertising markets. Although the national ad market has improved, the recovery in local advertising has been muted since this segment typically lags the national market during an economic rebound. Radio and local advertising exposure at Viacom, Inc., Clear Channel Communications and Westwood One, Inc., negatively impacted these companies. We view the weakness to be a

(d) These ratings are subject to change every month. Funds with at least three years of performance history are assigned ratings from the fund’s 3-, 5- and 10-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Funds’ returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars and the bottom 10% receive one star. Investment return and principal value will vary so that investors have a gain or loss when shares are sold. Funds are rated for up to three time periods (3-, 5-, and 10-years) and these ratings are combined to produce an overall rating. Ratings may vary among share classes and are based on past performance. Past performance does not guarantee future results.

(e) © 2004 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

short-term drop in the rebound of the industry. As long-term business buyers we are less focused on the month-to-month fluctuations in sentiment and concentrate on the long-term catalysts for growth in the industry. Investors anticipate a strong year for the advertising industry, which should be supported by political elections and the Olympics.

Technology

Despite our low weighting in the sector, our strong stock selection enabled us to generate solid returns in the technology area. QUALCOMM and eBay were up and significantly contributed to performance. QUALCOMM has benefited from higher than expected earnings, attributable to soaring demand for cell phone chips. The global increase in handset demand has been driven by three key factors: a replacement cycle in developed markets, motivated by demand for advanced phones—those with color screens, embedded digital cameras, and rich multimedia capabilities; growth of wireless penetration in emerging markets; and Third Generation (“3G”) networks rolling out into new markets and beginning to ramp to material volumes where it is already deployed. As the innovator of CDMA technology, the fastest growing wireless standard, QUALCOMM receives a royalty on the manufacturers’ selling price of every CDMA handset made. CDMA is now closing in on worldwide acceptance as the standard for 3G networks. The nearly five-fold increase in its addressable market due to 3G, the replacement cycle in developed markets, and the penetration gains in emerging economies suggests QUALCOMM has many years of long-term growth ahead.

Company Highlight—Crown Castle: A Bumpy Ride

We would like to take the opportunity to highlight Crown Castle International, a long-term holding that typifies our focus on fundamentals and willingness to weather short-term market volatility. For the last three years people joked that they would rather jump off a tower than own the equity of a tower company. Crown Castle, the leading owner and operator of wireless telecommunications towers in the U.S. and the U.K., has made us glad that we owned and didn’t jump.

Throughout this period our thesis on the tower industry has remained intact: more demand for wireless communications leads to more stress on the existing wireless infrastructure, which necessitates that wireless carriers spend more on their networks to increase capacity, which means more antennae on towers, which leads to more revenue for tower companies. This is a virtual cycle we’ve highlighted for years and remains the core thesis behind our investment in the tower industry.

The telecommunications tower industry experienced tremendous volatility over the last three years. However, this volatility occurred primarily in the industry’s stock prices and not in the underlying fundamentals or value of the businesses. Crown Castle, whose stock price soared to a high above $40 per share in March 2000, saw its share price tumble to $1 in August 2002. Many on Wall Street saw this low single-digit stock price and convinced themselves that the company and its customers were headed for bankruptcy. In fact, two of the more debt-laden public tower companies actually did go bankrupt or had to restructure their balance sheets.

Amid the malaise dragging down the tower industry stocks, the core demand on wireless networks continued to grow. Total subscribers utilizing the wireless infrastructure and total minutes-of-use on that infrastructure grew dramatically, while the share prices of the tower companies that profit from that infrastructure growth were lagging. While recovering partially during 2003 (Crown Castle’s shares increased approximately 200%), the shares are still down 69% from their highs in 2000. Since 2000, total wireless subscribers are up 53% and minutes-of-use increased nearly 200%, indicating a very healthy demand environment for the wireless industry and therefore the tower industry as well.

We used the opportunities the market provided us over the past couple years to increase our Crown Castle positions. It was a bumpy ride, but we’re glad we hung on.

A Case Study on the Power of Recurring Revenue

Despite the pessimism that had surrounded the future of the tower industry, Crown Castle’s operations continued to execute and prove the merits of the tower business model. The company derives a majority of its revenue by allowing wireless communication carriers to lease space on their towers. The carriers use the tower space to hang their antennae in order to deliver wireless service to a particular area.

The prevailing wisdom among Wall Street analysts had been that the wireless carriers—Verizon Wireless, Cingular, AT&T Wireless, Nextel, Sprint PCS, Alltel and T-Mobile—would all halt wireless network spending until the economy and the capital markets improved. Investors feared that the inability of the carriers to raise money in the capital markets would force this group into multi-year turmoil. With their customers under financial duress, many believed the telecommunications tower industry would implode if the carriers halted spending on their networks. As is often the case, conventional wisdom was partially true: certain carriers did cut back on their spending over the last several years, but others did not. The tower companies not only survived this stress, but in some cases, they improved their competitive positions.

Specifically, Crown Castle grew organic tower leasing revenue by a double-digit rate every quarter of the economic downturn. This resiliency shows the power of recurring revenue models. Crown operates over 13,000 towers across the U.S. and the U.K. and has over 35,000 sites generating a recurring monthly rental fee that helps to insulate it from wild swings in telecommunications capital spending cycles.

Over 80% of Crown Castle’s monthly recurring revenue stream is under contract for more than five years. This recurring revenue steadily grows due to price escalators built into the lease contracts. These escalators allow the company to generate recurring growth without needing to sell any new leases. This recurring growth, where over 90% of a quarter’s revenue is booked before the quarter even begins, insulated Crown Castle from the economic downturn that forced some wireless carriers to cut back on their cell site deployments. This recurring revenue should also help insulate the company from future downturns in the economy or carrier capital spending.

Thank You FCC…

The introduction of wireless local number portability (WLNP) dramatically altered the wireless competitive landscape and should prove to be a boon for the tower industry. Specifically, the Federal Communications Commission (FCC) ordered the wireless carriers to allow consumers to switch their cell phone providers while keeping their existing mobile telephone numbers. With WLNP now in effect, the carriers must focus on improving their networks in order to retain customers. The net result of the policy shift should clearly favor those carriers with the strongest network quality. Consumers most often cite call quality and dropped calls as the reason for switching wireless providers and retaining their existing cell phone number as a primary reason for not switching. Companies that continued to spend on new cell sites (like Verizon) throughout the downturn in the capital markets developed a competitive advantage and are highlighting the quality of their product. Verizon already produces advertisements (“Can you hear me now?”) encouraging consumers to leave their existing service provider and come to Verizon because it offers the most complete wireless network with the best quality in coverage.

We anticipate that the carriers who spent relatively little over the past two years will have to catch up on infrastructure and deploy more new cell sites in 2004 in order to keep existing customers. The easiest, quickest, and most cost-effective method of deploying a cell site is by leasing space on an existing tower. Therefore, we should witness acceleration in Crown Castle’s leasing growth over the next few years. Crown Castle has already seen a marked increase in “search rings,” an effective leading indicator of future demand for tower space, from the carriers. We believe this type of activity is a harbinger of good things to come for Crown Castle.

Future Outlook:

Looking ahead, we as a team are very optimistic about the prospects for the Fund. We are optimistic because experience has taught us that at any given moment, no matter how volatile the market environment, knowing what you own is the key to consistent performance. It is why we have always looked for the same characteristics: strong business franchises, favorable long-term growth and excellent management. And it is why over the long term, by focusing on buying excellent business at attractive valuations, we have delivered solid performance.

Sincerely,

Herbert E. Ehlers

Partner Managing Director

Goldman, Sachs & Co.

Chief Investment Officer

Growth Equity Strategy

Goldman Sachs Asset Management LP

Heritage Capital Appreciation Trust

Investment Portfolio

February 29, 2004

(unaudited)

Shares		Value

Common Stocks—97.1% (a)

Advertising—2.3%
276,850	Lamar Advertising Company*	$10,990,945

Beverages—3.7%
338,000	PepsiCo, Inc.	17,542,200

Broadcasting Services/Programs—5.9%
430,300	Clear Channel Communications, Inc.	18,520,112
811,810	Liberty Media Corporation, Class “A”*	9,254,634

		27,774,746

Commercial Services—9.5%
1,172,000	Cendant Corporation	26,604,400
151,139	Moody’s Corporation	10,105,154
255,110	Valassis Communications, Inc.	7,768,100

		44,477,654

Entertainment—2.6%
723,100	Metro-Goldwyn-Mayer Inc.*	12,401,165

Financial Services—11.4%
1,169,949	Charles Schwab Corporation	14,320,176
270,000	Fannie Mae	20,223,000
305,000	Freddie Mac	18,885,600

		53,428,776

Food—1.6%
130,300	Wm. Wrigley Jr. Company	7,328,072

Internet—2.0%
138,000	eBay Inc.*	9,502,680

Leisure Time—1.0%
214,740	Sabre Holdings Corporation	4,872,451

Lodging—5.0%
410,000	Harrah’s Entertainment, Inc.	21,299,500
53,390	Starwood Hotels & Resorts Worldwide Inc.	2,082,744

		23,382,244

Multimedia—11.5%
935,490	Entravision Communications Corporation, Class “A”*	8,980,704
198,420	McGraw-Hill Companies, Inc.	15,510,491
440,000	Time Warner Inc.*	7,590,000
569,159	Viacom, Inc., Class “B”	21,889,855

		53,971,050

Shares		Value

Common Stocks (continued)

Pharmaceuticals—3.4%
196,443	Caremark Rx, Inc.*	6,337,251
122,000	Pfizer, Inc.	4,471,300
126,000	Wyeth	4,977,000

		15,785,551

Retail—5.0%
166,180	Dollar Tree Stores Inc.*	5,134,962
292,000	Family Dollar Stores Inc.	11,107,680
60,670	Petco Animal Supplies Inc.*	1,970,562
85,000	Wal-Mart Stores, Inc.	5,062,600

		23,275,804

Savings & Loans—1.3%
51,000	Golden West Financial Corporation	5,886,420

Software—6.3%
515,445	First Data Corporation	21,122,936
320,000	Microsoft Corporation	8,480,000

		29,602,936

Telecommunications—7.6%
2,160,000	Crown Castle International Corporation*	26,028,000
155,000	QUALCOMM, Inc.	9,834,750

		35,862,750

Television, Cable & Radio—17.0%
766,663	Cablevision Systems Corporation, Class “A”*	19,534,573
239,000	Comcast Corporation, Class “A”	6,983,580
470,890	EchoStar Communications Corporation, Class “A”*	17,008,546
547,000	Univision Communications, Inc., Class “A”*	19,489,610
382,000	Westwood One, Inc.	11,803,800
209,000	XM Satellite Radio Holdings Inc., Class “A”*	5,116,320

		79,936,429

Total Common Stocks (cost $379,209,678)		456,021,873

The accompanying notes are an integral part of the financial statements.

Heritage Capital Appreciation Trust

Investment Portfolio

February 29, 2004

(unaudited)

(continued)

Value

Repurchase Agreement —3.0% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated February 27, 2004 @ 0.9% to be repurchased at $13,993,049 on March 1, 2004, collateralized by $9,705,000 United States Treasury Bonds, 12.5% due August 15, 2011, (market value $14,295,728 including interest) (cost $13,992,000)	$13,992,000

Total Investment Portfolio (cost $393,201,678) (b), 100.1% (a)	470,013,873
Other Assets and Liabilities, net, (0.1%) (a)	(211,124)

Net Assets, 100.0%	$469,802,749

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $76,812,195 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $94,633,795 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $17,821,600.

The accompanying notes are an integral part of the financial statements.

Heritage Capital Appreciation Trust

Statements of Assets and Liabilities

February 29, 2004

(unaudited)

Assets

Investments, at value (identified cost $379,209,678)		$456,021,873
Repurchase agreement (identified cost $13,992,000)		13,992,000
Cash		351
Receivables:
Fund shares sold		1,775,118
Dividends and interest		253,770
Deferred state qualification expenses		36,904

Total assets		472,080,016

Liabilities

Payables:
Investments purchased	$671,972
Fund shares redeemed	985,359
Accrued management fee	283,558
Accrued distribution fee	193,263
Accrued shareholder servicing fee	80,745
Accrued fund accounting fee	10,200
Other accrued expenses	52,170

Total liabilities		2,277,267

Net assets, at market value		$469,802,749

Net Assets

Net assets consist of:
Paid-in capital		$437,763,989
Accumulated net investment loss		(1,493,416)
Accumulated net realized loss		(43,280,019)
Net unrealized appreciation on investments		76,812,195

Net assets, at market value		$469,802,749

Class A shares

Net asset value and redemption price per share ($312,762,062 divided by 13,262,105 shares of beneficial interest outstanding, no par value)		$23.58

Maximum offering price per share (100/95.25 of $23.58 )		$24.76

Class B shares

Net asset value, offering price and redemption price per share ($40,278,573 divided by 1,826,732 shares of beneficial interest outstanding, no par value)		$22.05

Class C shares

Net asset value, offering price and redemption price per share ($116,762,114 divided by 5,297,835 shares of beneficial interest outstanding, no par value)		$22.04

The accompanying notes are an integral part of the financial statements.

Heritage Capital Appreciation Trust

Statement of Operations

For the Six-Month Period Ended February 29, 2004

(unaudited)

Investment Income

Income:
Dividends		$1,479,624
Interest		80,757

Total income		1,560,381
Expenses:
Management fee	$1,561,962
Distribution fee (Class A)	383,507
Distribution fee (Class B)	191,830
Distribution fee (Class C)	531,380
Shareholder servicing fees	207,916
Professional fees	45,256
State qualification expenses	41,879
Reports to shareholders	29,090
Fund accounting fee	25,974
Custodian fee	16,216
Trustees’ fees and expenses	7,814
Federal registration expense	6,882
Insurance	2,989
Other	1,102

Total expenses		3,053,797

Net investment loss		(1,493,416)

Realized and Unrealized Gain on Investments

Net realized gain from investment transactions		2,375,913
Net unrealized appreciation of investments during the period		31,613,339

Net gain on investments		33,989,252

Net increase in net assets resulting from operations		$32,495,836

Statements of Changes in Net Assets

	For the Six-Month Period Ended February 29, 2004 (unaudited)	For the Fiscal Year Ended August 31, 2003
Increase in net assets:
Operations:
Net investment loss	$(1,493,416)	$(2,844,826)
Net realized gain (loss) from investment transactions	2,375,913	(1,109,413)
Net unrealized appreciation of investments during the period	31,613,339	60,409,384

Net increase in net assets resulting from operations	32,495,836	56,455,145
Increase in net assets from Fund share transactions	56,420,412	29,100,952

Increase in net assets	88,916,248	85,556,097
Net assets, beginning of period	380,886,501	295,330,404

Net assets, end of period (including accumulated net investment loss of $1,493,416 for the period ended February 29, 2004)	$469,802,749	$380,886,501

The accompanying notes are an integral part of the financial statements.

Heritage Capital Appreciation Trust

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares							Class B Shares							Class C Shares
	For the Six-Month Period Ended Feb. 29, 2004 (unaudited)		For the Fiscal Years Ended August 31					For the Six-Month Period Ended Feb. 29, 2004 (unaudited)		For the Fiscal Years Ended August 31					For the Six-Month Period Ended Feb. 29, 2004 (unaudited)		For the Fiscal Years Ended August 31
			2003	2002	2001	2000	1999			2003	2002	2001	2000	1999			2003	2002	2001	2000	1999
Net asset value, beginning of period	$21.82		$18.26	$23.61	$32.41	$27.18	$20.34	$20.47		$17.25	$22.47	$31.20	$26.40	$19.91	$20.46		$17.25	$22.46	$31.19	$26.39	$19.90

Income from Investment Operations:
Net investment loss	(0.05)		(0.12)	(0.17)	(0.16)	(0.16)	(0.10)	(0.13)		(0.24)	(0.31)	(0.29)	(0.29)	(0.19)	(0.12)		(0.21)	(0.30)	(0.29)	(0.29)	(0.19)
Net realized and unrealized gain (loss) on investments	1.81		3.68	(5.18)	(5.44)	8.01	8.26	1.71		3.46	(4.91)	(5.24)	7.71	8.00	1.70		3.42	(4.91)	(5.24)	7.71	8.00

Total from Investment Operations	1.76		3.56	(5.35)	(5.60)	7.85	8.16	1.58		3.22	(5.22)	(5.53)	7.42	7.81	1.58		3.21	(5.21)	(5.53)	7.42	7.81

Less Distributions:
Distributions from net realized gains	—		—	—	(3.20)	(2.62)	(1.32)	—		—	—	(3.20)	(2.62)	(1.32)	—		—	—	(3.20)	(2.62)	(1.32)

Net asset value, end of period	$23.58		$21.82	$18.26	$23.61	$32.41	$27.18	$22.05		$20.47	$17.25	$22.47	$31.20	$26.40	$22.04		$20.46	$17.25	$22.46	$31.19	$26.39

Total Return (%) (a)	8.07	(b)	19.50	(22.66)	(18.48)	29.55	41.18	7.72	(b)	18.67	(23.23)	(19.01)	28.75	40.27	7.72	(b)	18.61	(23.20)	(19.02)	28.76	40.29

Ratios and Supplemental Data
Expenses to average daily net assets (%)	1.22	(c)	1.26	1.23	1.22	1.24	1.29	1.94	(c)	1.97	1.93	1.91	1.90	1.92	1.94	(c)	1.97	1.93	1.91	1.90	1.92
Net investment loss to average daily net assets (%)	(0.47	)(c)	(0.66)	(0.80)	(0.68)	(0.55)	(0.45)	(1.19	)(c)	(1.37)	(1.50)	(1.36)	(1.21)	(1.10)	(1.19	)(c)	(1.37)	(1.50)	(1.37)	(1.21)	(1.10)
Portfolio turnover rate %	7	(b)	22	31	28	48	44	7	(b)	22	31	28	48	44	7	(b)	22	31	28	48	44
Net assets, end of period ($ millions)	313		248	197	233	244	169	40		37	32	42	43	20	117		96	67	78	74	35

(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Capital Appreciation Trust

Notes to Financial Statements

(unaudited)

Note 1:	Significant Accounting Policies. Heritage Capital Appreciation Trust (the “Fund”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve capital appreciation over the long term by investing principally in equity securities. The Fund currently offers Class A and Class C shares to the public. Effective February 1, 2004, Class B shares are no longer available for direct purchase. Class B shares will continue to be available through exchanges and dividend reinvestments as described in the Fund’s prospectus. Class A shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. For Class A share investments greater than $1 million, where a maximum sales charge is waived, those shares may be subject to a maximum contingent deferred sales charge of 1% upon redemptions made in less than 18 months of purchase. Class B shares were sold and are still subject to a 5% maximum contingent deferred sales charge (based on the lower of purchase price or redemption price), declining over a six-year period. Class C shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Security Valuation: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If the security is traded on the Nasdaq Stock Market, the official NASDAQ closing price is used. If no sale is reported, market value is based on the most recent quoted bid price. In the absence of a market quote, when prices are not reflective of market value, or when a significant event has been recognized with respect to a security, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Federal Income Taxes: The Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

Distribution of Income and Gains: Distributions of net investment income are made annually. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Expenses: The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage mutual funds based upon methods approved by the

Heritage Capital Appreciation Trust

Notes to Financial Statements

(unaudited)

(continued)

Board of Trustees. Expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class. Other expenses of the Fund are allocated to each class of shares based upon their relative percentage of net assets.

Other: Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Note 2:	Fund Shares. At February 29, 2004, there were an unlimited number of shares of beneficial interest of no par value authorized.

Transactions in Class A, B and C shares of the Fund during the six-month period ended February 29, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,148,554	$71,489,810	152,421	$3,183,523	985,182	$20,729,399
Shares redeemed	(1,264,990)	(28,552,941)	(117,664)	(2,482,839)	(375,342)	(7,946,540)

Net increase	1,883,564	$42,936,869	34,757	$700,684	609,840	$12,782,859

Shares outstanding:
Beginning of period	11,378,541		1,791,975		4,687,995

End of period	13,262,105		1,826,732		5,297,835

Transactions in Class A, B and C shares of the Fund during the fiscal year ended August 31, 2003, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4,646,873	$89,559,885	356,096	$6,589,412	2,729,811	$49,152,786
Shares redeemed	(4,065,889)	(76,359,272)	(391,259)	(6,860,527)	(1,908,256)	(32,981,332)

Net increase (decrease)	580,984	$13,200,613	(35,163)	$(271,115)	821,555	$16,171,454

Shares outstanding:
Beginning of fiscal year	10,797,557		1,827,138		3,866,440

End of fiscal year	11,378,541		1,791,975		4,687,995

Note 3:	Purchases and Sales of Securities. For the six-month period ended February 29, 2004, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) aggregated $77,114,591 and $29,560,983, respectively.

Note 4:

Management, Subadvisory, Distribution, Shareholder Servicing Agent, Fund Accounting and Trustees Fees.    Under the Fund’s Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the “Manager” or “Heritage”), the Fund agrees to pay to the Manager a fee

Heritage Capital Appreciation Trust

Notes to Financial Statements

(unaudited)

(continued)

equal to an annualized rate of 0.75% of the Fund’s average daily net assets, computed daily and payable monthly. The Manager has contractually agreed to waive its fees and, if necessary, reimburse the Fund to the extent that Class A annual operating expenses exceed 1.60% of the Class A average daily net assets and to the extent that the Class B and Class C annual operating expenses each exceeded 2.10% of those classes’ average daily net assets for the fiscal year ending August 31, 2004. No fees were waived and no expenses were reimbursed for the period ended February 29, 2004.

The Manager entered into a subadvisory agreement with Goldman Sachs Asset Management LP (the “Subadviser”) to provide to the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable, by the Manager, equal to 0.25% of the Fund’s average daily net assets, without regard to any reduction due to the imposition of expense limitations. Eagle Asset Management, Inc. (“Eagle”), a wholly owned subsidiary of Raymond James Financial, Inc. (“RJF”), serves as an additional subadviser to the Fund. However, the Manager currently has not allocated any assets of the Fund to Eagle.

The Manager also is the Shareholder Servicing Agent and Fund Accountant for the Fund.

Raymond James & Associates, Inc. (the “Distributor” or “RJA”) has advised the Fund that it generated $226,151 in front-end sales charges and $17,755 in contingent deferred sales charges for Class A shares, $105,602 in contingent deferred sales charges for Class B shares and $9,584 in contingent deferred sales charges for Class C shares for the period ended February 29, 2004. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs.

Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay the Distributor a fee of up to 0.50% of the average daily net assets. The Class B and Class C Distribution Plans provide for payments at an annual rate of up to 1.00% of the average daily net assets. Such fees are accrued daily and payable monthly. Class B shares will convert to Class A shares eight years after the end of the calendar month in which the shareholder’s order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of RJF.

Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Growth and Income Trust, Heritage Income Trust and Heritage Series Trust, investment companies that are also advised by the Manager (collectively referred to as the “Heritage Mutual Funds”). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager or an employee of an affiliate of the Manager receives an annual fee of $18,000 and an additional fee of $3,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. Trustees’ fees and expenses are paid equally by each portfolio in the Heritage Mutual Funds.

Note 5:	Federal Income Taxes. For the fiscal year ended August 31, 2003, to reflect reclassifications arising from permanent book/tax differences attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss $2,844,826 and decreased (debited) paid in capital $2,844,826. As of August 31, 2003, the Fund had net tax basis capital loss carryforwards in the aggregate of $42,311,846. Of this capital loss carryforward, $17,330,040 and $24,981,806 may be applied to any net taxable capital gain until their expiration date of 2010 and 2011, respectively.

Heritage Family of FundsTM

The Intelligent Creation of Wealth

Raymond James & Associates, Inc., Distributor

Member New York Stock Exchange/SIPC

880 Carillon Parkway

St. Petersburg, FL 33716

(727) 567-8143 ■ (800) 421-4184

www.HeritageFunds.com

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

For more complete information, including fees, risks and expenses, contact your financial advisor or call Heritage Family of Funds at (800)-421-4184 for a prospectus. Read the prospectus carefully before you invest or send money. This report is for the information of shareholders of Heritage Capital Appreciation Trust. A description of the fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Heritage Family of Funds, toll-free at the number above or by accessing the SEC’s website at http://www.sec.gov.

25M 02/04 Copyright 2004 Heritage Asset Management, Inc.

Item 2.	Code of Ethics

Not applicable to semi-annual reports.

Item 3.	Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.	Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6.	Schedule of Investments

Not applicable at this time.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies

Not applicable to the registrant.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 9.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 10.	Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act), the Principal Executive Officer and Treasurer of Heritage Capital Appreciation Trust have concluded that such disclosure controls and procedures are effective as of April 30, 2004.

(b)	There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) of Heritage Capital Appreciation Trust that occurred during the first half of its fiscal year that has materially affected or is reasonably likely to materially affect, its internal controls over financial reporting.

Item 11.	Exhibits

(a)(1) Not applicable to semi-annual reports.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE CAPITAL APPRECIATION TRUST

Date: April 30, 2004	/s/ K.C. Clark
K.C. Clark Executive Vice President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: April 30, 2004

/s/ K.C. Clark

K.C. Clark Executive Vice President and Principal Executive Officer

Date: April 30, 2004

/s/ Andrea N. Mullins

Andrea N. Mullins Treasurer